SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   Form 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 22, 1999


                                NETCURRENTS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-18410              95-4233050
       (State or Other             (Commission          (IRS Employer
        Jurisdiction              File Number)          Identification
      of Incorporation)                                      No.)




                       9270 Wilshire Boulevard, Suite 700
                          Los Angeles, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 860-0200
                         (Registrant's Telephone Number)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements. The financial statements of Infolocity, Inc. (now known as NetCurrents Services Corporation) are filed herewith as
          Exhibit 99.1.

     (b) Pro Forma Financial Information. The pro forma financial information is filed herewith as Exhibit 99.2.

     (c)  Exhibits.

          Exhibit 23.1  Consent of Singer Lewak Greenbaum & Goldstein LLP.

          Exhibit 99.1 Financial Statements of Infolocity, Inc. (now known as NetCurrents Services Corporation).

          Exhibit 99.2  Pro Forma Financial Information.


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                                          SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March __, 2000                      NETCURRENTS, INC.

                                    By:   /S/ IRWIN MEYER
                                        ---------------------------
                                          Irwin Meyer
                                          Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                             PAGE NUMBER
-------                                                             -----------
23.1        Consent of Singer Lewak Greenbaum & Goldstein LLP            5

99.1        Financial Statements of Infolocity, Inc.(now known           6
            as NetCurrents Service Corporation).

99.2        Pro Forma Financial Information.                             21


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